EXHIBIT 32.1/32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND

PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Nate’s Food Co. (the “Company”), for the quarter ended August 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nate Steck, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: October 16, 2023	By:	/s/ Nate Steck
Nate Steck
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer)